July 26, 2018 2018 Second Quarter Earnings Investor Presentation Exhibit 99.2

1

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,”
“will,” “should,” “will likely result,” “are expected to,”
“will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to
future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the
“Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the
statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) a pending investigation by the SEC may result in adverse findings, reputational damage, the imposition of sanctions, increased costs and other negative consequences; (ii) management time and resources may be diverted to address the pending SEC investigation as well as any related litigation, litigation initiated by stockholders and other litigation; (iii) the costs and effects of litigation, including settlements and judgments; (iv) our performance may be adversely affected by the management transition we have recently undergone; (v) the risk that the savings we actually realize from our recently announced reduction in force and planned reduction in use of third party advisors will be less than anticipated and the risk that the costs associated with the reduction in force will be greater than anticipated; (vi) risks that the Company’s merger and acquisition transactions may disrupt current plans and operations and lead to difficulties in customer and employee retention, risks that the costs, fees, expenses and charges related to these transactions could be significantly higher than anticipated and risks that the expected revenues, cost savings, synergies and other benefits of these transactions might not be realized to the extent anticipated, within the anticipated timetables, or at all; (vii) risks that funds obtained from capital raising activities will not be utilized efficiently or effectively; (viii) a worsening of current economic conditions, as well as turmoil in the financial markets; (ix) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan and lease portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (x) the quality and composition of our securities portfolio; (xi) changes in general economic conditions, either nationally or in our market areas, or changes in financial markets; (xii) continuation of or changes in the historically low short-term interest rate environment, changes in the levels of general interest rates, volatility in the interest rate environment, the relative differences between short-
and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (xiii) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xiv) our ability to
develop and maintain a strong core deposit base or other low cost funding sources necessary to fund our activities; (xv) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, increase our allowance for loan and lease losses, write-down asset values or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, any of which could adversely affect our liquidity and earnings;
(xvi) legislative or regulatory changes that adversely affect our business, including, without limitation, changes in tax laws and policies and changes in regulatory capital or other rules, as well as additional regulatory burdens that result from our growth to over $10 billion in total assets; (xvii) our ability to control operating costs and expenses; (xviii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xix) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xx) the network and computer systems on which we depend could fail or experience a security breach;
(xxi) our ability to attract and retain key members of our senior management team; (xxii) increased competitive pressures among financial services companies; (xxiii) changes in consumer spending, borrowing and saving habits; (xxiv) adverse changes in the securities markets; (xxv) earthquake, fire or other natural disasters affecting the condition of real estate collateral;
(xxvi) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxvii) inability of key third-party providers to perform their obligations to us; (xxviii) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxix) share price volatility and reputational risks, related to, among other things, speculative trading and certain traders shorting our common shares and attempting to generate negative publicity about us; (xxx) war or terrorist activities; and (xxxi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.
Forward-looking Statements

2

Strong Organic
Loan Growth
Continuation of
Balance Sheet
Re-Mix
Disciplined
Expense
Management
Held
for
investment
loans
grew
by
$105
million,
or
2%
QoQ
(6%
annualized)
–
Gross loan commitment originations of $765 million at an average production yield of 5.05%
Sold $204 million of performing SFR/MF loans to manage interest rate risk
Second
quarter
noninterest
expense
totaled
$62.6
million
Non-recurring expenses of $6.4 million including $1.5 million of net legal and professional fees, a
$0.4 million legal settlement expense, $0.5 million charge to write off certain software models related to DFAST, and $4.0 million restructure expense associated with the reduction in force executed on June 26th
Credit and
Capital
Net charge-offs totaled $738,000, including $372,000 related to performing loan sale
NPAs
/Assets
of
0.22%
and
ALLL
/
Loans
increased
to
0.81%,
up
from
0.71%
a
year
ago
Total delinquencies (delinquent non-PCI loans to total non-PCI loans) declined to 0.38%
from 0.63% at the end of the prior quarter
Common Equity Tier 1 ratio of 9.90%
Second Quarter 2018 Highlights
Further Progress Towards a Core Commercial Bank Platform
Managing
Talent
Hired Jim Hazboun as Chief Human Resources Officer
Promoted Jason Pendergist to Head of Commercial Banking
Reduced securities by $127 million for the quarter, driven by a net decline in collateralized loan obligation securities (“CLOs”) from sale and call activity totaling $74 million and the sale of $41 million of commercial mortgage-backed securities (“CMBS”)
Reduced FHLB advances by $100 million due to improved core deposit growth
1
Held for investment
Core deposit balances increased by $357 million, and brokered deposit balances declined by $332 million
Stabilization of
Core Deposits
1
1

3

1
Dollars in millions
Total Assets
$10,319
($127)
$10,329
$12
$105
1Q18
Cash and Other
Securities
HFI Loans
2Q18
Strategic Asset Re-Mix Continues
Re-Mix of Balance Sheet Toward Core HFI Loans Through Reduced Securities
Q2 Strategic Balance Sheet Re-Mix Activities
1
2
Securities declined by $127 million, including:
-
Sale of $41 million of CMBS
-
CLO net runoff of $74 million
Increased overall HFI loans by $105 million, or 2%
from the prior quarter
1
2
1

4

BANC
Strategic Roadmap: Scorecard
Building Core Earnings Power for Sustainable Growth and Returns Over the Long Term
Strategy Components
Tracking
Guideposts
1st Half 2018 Results
Build Core Deposits
Core Deposit
Balance Growth
Core deposits increased $413 million
In Q1, completed the run-off of $207 million of
legacy high-rate, high volatility deposits
Brokered deposits declined $363 million
Amplify Lending
Annual Net Loan Growth
Loan Originations
Securities / Assets (%)
HFI loan growth of $377 million, or 11% annualized
$1.63
billion of gross loan commitment originations
Securities / assets of 22%, down from 25% at YE
Normalize Expenses
Noninterest
Expenses
/
Average Assets
NIE
1
/
average
assets
of
2.21%,
down
from
2.33% at
Q4’17
Continuing to invest in sales and originations while
driving
efficiencies in support area
Creating
Stockholder
Value
ROAA
ROATCE
Aligned Incentive Plan
0.46%
4.18%
2018 Annual Incentive
Plan targets published:
Core deposit growth, ROAA, loan growth, adjusted
efficiency ratio (%).  Additional gating criteria for
CET1 ratio (%) and non-performing assets (%).
1
Operating expenses, non-GAAP measure, see reconciliation on slide 8.
2
Non-GAAP measure, see reconciliation on slide 19.
2
1

5

1
Dollars in millions
2
Core deposits defined as non-brokered deposits
Deposit
Composition
1
$5,630
$5,685
$6,043
$207
$1,456
$1,425
$1,093
$7,293
$7,110
$7,136
77%
80%
85%
4Q17
1Q18
2Q18
Change 2Q18
vs. 1Q18
$332
$357
Build Core Deposits: Stabilized Core Deposit Base
Core Deposits Increased by $357 Million in the Quarter, While Brokered Declined by $332 Million
BANC
Brokered
Institutional Bank (IB) Run-off
Core Deposits
Core Deposits (% of Deposits)
2

6

1
Dollars in millions
2
Includes Construction
3
Gross loan commitment originations
YTD gross loan production
3
of $1.63 billion at 5.01% average production yield
Loans Held for Investment
1
Loans Held for Investment
1
$7,036
1Q18
2Q18
C&I
CRE²
MF
Residential
Other
25%
14%
28%
32%
+2% Q/Q
$6,659
$6,931
$7,036
4Q17
1Q18
2Q18
Period End
Amplify Lending: Growing Loan Balances
Loan Production Efforts Driving Higher Loan Balances
B
ANC
4.42%
4.48%
4.63%
4.68%
4.99%
5.05%
4Q17
1Q18
2Q18
Portfolio Loan Yields
New Production Loan Yields
Loan Production Yields Above Loan Portfolio Yields
1%
26%
14%
28%
31%
1%
$6,931

7

$6.7
$7.0
$2.5
$2.3
$0.5
$0.4
$9.7
$9.7
1Q18
2Q18
Loans (HFI)
Securities
Other
Net Interest Margin Stabilized
Benefiting from Re-mix of Securities to Loans and Wholesale Funding to Core Deposits
Net Interest Margin Components
3.88%
3.92%
4.04%
4.00%
4.12%
4.35%
3.19%
3.09%
3.15%
3.01%
2.98%
3.01%
0.64%
0.73%
0.80%
0.87%
0.96%
1.15%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
Earning Asset Yield
Net Interest Margin
Cost of Deposits
Interest Earning Assets
1
1
Average, dollars in billions
2
Includes  loans held for sale and other interest-earning assets
3
Dollars in millions, consolidated operations
$105.4
$(0.1)
$98.9
$1.5
$5.1
1Q18
Securities, HFS,
& Other
Residential
Mortgage - HFI
Commercial
Loans
2Q18
Interest Income
3
2

8

1
Loss on investments in alternative energy partnerships create tax credits to offset expense incurred.
2
Continuing operations operating expense less non-recurring adjustments.  Non-GAAP measure: Reconciliation table above.
3
Continuing operations noninterest expense excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets.
Non-Recurring Adjustments to Continuing Operations Expenses
($ in
millions)
Noninterest
Expense -
Continuing
Operations
Q2
non-
recurring
adjustments
Q2 Operating
Expense
2
Salaries and employee
benefits
$
29.4
$       29.4
Occupancy and equipment
7.9
7.9
Professional
fees
6.3
$
(1.5)
4.8
Data processing
1.7
1.7
Advertising
2.9
2.9
Regulatory assessments
2.2
2.2
Provision
(reversal) for loan repurchases
(0.2)
(0.2)
Amortization of intangible assets
0.8
0.8
Restructuring expense
4.0
(4.0)
0.0
All other expense
5.8
(0.9)
4.9
Total
Noninterest Expense
(ex-loss on investments in alternative
energy partnerships)
$
60.7
$
(6.4)
$       54.3
Loss on investments in alternative
energy partnerships¹
$         1.8
Total
Noninterest Expense (reported)
$
62.5
Normalize Expenses: Leveraging Expenses Efficiently
Simplifying Operating Model and Delivering Operational Efficiencies
BA
NC
2.12%
2.45%
2.33%
2.37%
4Q17
1Q18
2Q18
2Q18 Operating
Long-Term Target
<2.00%
NIE
/
Average
Assets
3

9

($ in
millions)
Continuing
Operations
(reported)
Q2
adjustments
1
Q2 Operating Earnings from
Continuing
Operations
2
Normalized Tax Rate at
20%
2
Net interest
income
$     72.8
$      72.8
Provision
for loan and lease losses
2.7
2.7
Total noninterest
income
8.1
(2.4)
4
5.7
Total
noninterest expense
(ex-loss on investments in alternative energy partnerships)
$
60.7
$       (6.4)
$
54.3
Loss on investments in alternative energy partnerships³
1.8
(1.8)
---
Total
noninterest expense
62.5
(8.2)
54.3
Pre-tax income
$       15.6
$         5.8
$        21.5
Income tax
expense³
1.8
2.5
4.3
Net income
$      13.9
$         3.3
$      17.2
Diluted earnings per total common share
$      0.16
$0.23
1
Includes non-recurring items, loss on investments in alternative energy partnerships, and income tax expense required to reach a normalized rate of 20%.
2
Non-GAAP measure: Reconciliation table above.
3
Loss on investments in alternative energy partnerships create tax credits to offset expense incurred.   4   Includes  $0.3 million benefit from security sales and a $2.1 million legal settlement.
Focusing on Core, Sustainable Returns
Q2 Including Non-Recurring Items Shown Below
$0.16
$0.23
$0.09
2Q18 Reported
Adjustments
Tax rate normalized at
20%
2Q18 Adjusted
Diluted EPS –
Continuing Operations
Reported
Adjusted for
non-recurring items
($0.02)

10

Financial Metric
Long-Term Strategic
Operating Targets
1st
Half
2018
Plan
Tracking
Comments
Growth / Balance Sheet:
-
Loan
Growth
(HFI)¹
Mid-Teens
+11%
Loan sales temporarily slowed
growth
-
Deposit
Growth
(ex-brokered)
2
Low-to-Mid Teens
+15%
Early
Innings of Deposit &
Treasury Management Build Out
-
Securities
/ Total
Assets
15% -
20%
22%
Trending Toward Target
Operating Metrics:
-
NIM
3.00% –
3.20%
3.00%
Improved earning asset pricing
Core deposits better priced than
wholesale funding
-
NIE
3
/ Average Assets
<2.00%
2.21%
Trending Toward Target
-
Tax Rate
20
–
25%
---
Expect FY 2018 Tax
Rate
Normalization in the 2nd
Half
Returns:
-
ROAA
1%+
0.46%
-
ROATCE
4
12%+
4.18%
1
Annualized     2  Annualized ex-brokered, ex-IB run off deposits     3  Continuing operations noninterest expenses excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets.  See page 8
for Non-GAAP reconciliation.     4  Non –GAAP measure, see page 19 for reconciliation.
Creating Stockholder Value: Strategic Target Tracking
Focused on Building Core Earnings Power for Sustainable Growth and Returns Over the Long Term
BAN
C

11

1.2%
1.6%
2.1%
2.2%
2.3%
2Q17
3Q17
4Q17
1Q18
2Q18
$12.3
$16.0
$21.2
$22.2
$23.0
0.12%
0.16%
0.21%
0.22%
0.22%
2Q17
3Q17
4Q17
1Q18
2Q18
NPAs
NPAs/Assets
Nonperforming
Assets
1
Asset Quality Remains Strong and Stable
Disciplined Credit Culture Continues to Drive Strong Asset Quality
1
Dollars in millions, held for investment
NPAs / Equity
ALLL and NPL Coverage
0.71%
0.72%
0.74%
0.79%
0.81%
468%
367%
255%
258%
254%
2Q17
3Q17
4Q17
1Q18
2Q18
ALLL/Total Loans
ALLL/NPLs
Total Delinquent Loans / Total Loans
0.38%
0.52%
0.50%
0.63%
0.63%
2Q17
3Q17
4Q17
1Q18
2Q18

12

Tangible
Equity
/
Tangible
Assets
1
9.3%
9.5%
9.4%
9.2%
9.2%
2Q17
3Q17
4Q17
1Q18
2Q18
-1%
Solid Capital Ratios Exceeding Basel III Guidelines
Tier 1 Risk-Based Capital Ratio Supported by $269 Million of Preferred Equity
Common Equity Tier 1 Ratio (CET1)
9.8%
9.9%
9.9%
9.8%
9.9%
2Q17
3Q17
4Q17
1Q18
2Q18
+1%
Tangible
Common
Equity
/
Tangible
Assets
1
6.7%
6.8%
6.8%
6.6%
6.6%
2Q17
3Q17
4Q17
1Q18
2Q18
-2%
Tier 1 Risk-Based Capital Ratio
13.7%
13.8%
13.8%
13.7%
13.8%
2Q17
3Q17
4Q17
1Q18
2Q18
+1%
1
Non-GAAP measure. Reconciliation on slide 19.

13 13 Appendix

14

Securities Portfolio
Yield Benefiting from CLO Quarterly Rate Reset
1
Dollars in millions
2
Based on book value balances of rated securities, data at June 30, 2018
3
Dollars in billions
Securities
Portfolio
Detail
1
Security
Type
Book Value
1Q18
Book Value
2Q18
Q2
Change
Fair
Value
2Q18
Book Yield
2Q18
Duration
2Q18
Gov’t & Agency
(Agency MBS)
$     495
$     486
($     9)
$     458
2.55%
7.18
CLOs
1,744
1,677
(67)
1,680
4.17%
0.12
CMBS
201
161
(40)
158
3.79%
6.13
Other
1
1
---
1
n/m
n/m
Total Securities
2,441
2,325
(116)
2,297
3.81%
2.01
Portfolio
Profile
2
AAA /
AA
99%
A
1%
Credit Rating
$3.0
$2.8
$2.7
$2.5
$2.3
3.34%
3.46%
3.46%
3.47%
3.78%
2Q17
3Q17
4Q17
1Q18
2Q18
Average Balance
Yield
Portfolio
Average
Balances
and
Yields
3
Agency
21%
CLOs
72%
CMBS
7%
Composition

15

1
All figures from Continuing Operations unless noted; dollars in millions unless noted per share or percentage.
2
Consolidated operations; Efficiency ratio adjusted for including the pre-tax effect of investments in alternative energy partnerships .
3
Excluding loss on investments in alternative energy partnerships .     4   Non-GAAP measure. Reconciliation within table above.     5     Non-GAAP measure. Reconciliation on slide 17.
($
in millions)
1
2Q18
1Q18
4Q17
3Q17
2Q17
Total Assets
2
$   10,319
$   10,329
$   10,328
$   10,280
$   10,366
Securities
2,297
2,425
2,575
2,756
2,915
Loans Held for Investment
7,036
6,931
6,659
6,227
5,956
Deposits
7,136
7,110
7,293
7,404
8,045
Net Interest Income
72.8
71.4
73.2
75.0
75.5
Provision for Loan and Lease Losses
2.7
19.5
5.1
3.6
2.5
Non Interest Income
8.1
8.6
5.7
18.4
5.7
Noninterest Expense
3,4
60.7
59.8
62.4
67.3
66.6
Loss on Investments in Alternative Energy Partnerships
1.8
n/m
4.0
8.3
9.8
Noninterest Expense –
Reported
62.5
59.8
66.4
75.7
76.3
Net Income
13.9
7.1
10.9
18.1
15.1
Diluted Earnings Per Share
$      0.16
$       0.03
$       0.11
$          0.25
$          0.20
Return on Average Assets
2
0.58%
0.34%
0.44%
0.67%
0.46%
Efficiency Ratio
2,5
73.5%
65.7%
75.5%
72.5%
80.5%
Preferred Equity
Class /
Series
CUSIP
Issue Date
Amount Out
($000)
Dividend Rate
/ Coupon (%)
First Callable
Date
Preferred Equity:
Non-Cumulative, Perpetual
E
05990K874
2/8/2016
125,000
7.00%
3/15/2021
Preferred Equity:
Non-Cumulative, Perpetual
D
05990K882
4/8/2015
115,000
7.375%
6/15/2020
Preferred Equity:
Non-Cumulative, Perpetual
C
05990K403
6/12/2013
40,250
8.00%
9/15/2018
Total Preferred Equity
$  280,250
BANC Fast Facts & Preferred Equity Capital Structure

16

This presentation contains certain financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP).  These measures include noninterest expense from continuing operations, operating expense from continuing operations, and diluted earnings per share from continuing operations, adjusted for non-recurring items, each excluding loss on investments in alternative energy partnerships and the latter two also reflecting adjustments for non-
recurring items. Management believes that these particular measures provide useful supplemental information in understanding our core operating performance. These measures should not be viewed as substitutes for measures determined in accordance with
GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 8, 9 and 17 of this presentation.
Non-GAAP measures in this presentation also include tangible equity to tangible assets, tangible common equity to tangible assets, return on average tangible common equity, and adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships.  These particular measures are used by management in its analysis of the Company's capital strength and the performance of the Company’s businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these measures excluding the impact of these items provides useful supplemental information that is essential to
a
proper understanding of the capital and financial strength of the Company and the performance of its businesses. These measures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non-
GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 17-19 of this presentation.
Non-GAAP Financial Information

17

(in thousands)
2Q18
1Q18
4Q17
3Q17
2Q17
Noninterest expense
$     62,554
$     59,812
$     66,424
$     79,008
$     98,216
Gain (loss) on investments in alternative energy partnerships, net
(1,808)
34
(3,995)
(8,348)
(9,761)
Adjusted noninterest expense
$     60,746
$     59,846
$     62,429
$     70,660
$     88,455
Net interest income
$     72,953
$
71,624
$
73,246
$
75,953
$     78,296
Noninterest income
9,168
10,452
6,429
18,827
19,817
Total revenue
82,121
82,076
79,675
94,780
98,113
Tax credit from investments in alternative energy partnerships
1,912
7,323
4,908
8,777
15,681
Deferred tax expense on investments in alternative energy
partnerships
(211)
(769)
(859)
(1,536)
(2,744)
Tax effect on tax credit and deferred tax expense
631
2,422
3,004
3,804
8,584
Gain (loss) on investments in alternative energy partnerships, net
(1,808)
34
(3,995)
(8,348)
(9,761)
Total pre-tax adjustments for investments in alternative energy partnerships
524
9,010
3,058
2,697
11,760
Adjusted total revenue
$     82,645
$     91,086
$     82,733
$     97,477
$
109,873
Efficiency ratio
76.17%
72.87%
83.37%
83.36%
100.10%
Adjusted efficiency ratio including the pre-tax effect
of investments in alternative energy partnerships
73.50%
65.70%
75.46%
72.49%
80.51%
Effective tax rate utilized
for calculating tax effect on tax credit
and deferred tax expense
27.07%
26.98%
42.59%
34.44%
39.89%
Non-GAAP Reconciliation
Adjusted Efficiency Ratio Including the Pre-tax Effect of Investments in Alternative Energy Partnerships

18

(in thousands)
2Q18
1Q18
4Q17
3Q17
2Q17
Tangible common equity to tangible assets ratio
Total assets
$ 10,319,280
$ 10,329,319
$ 10,327,852
$ 10,280,028
$ 10,365,768
Less goodwill
(37,144)
(37,144)
(37,144)
(37,144)
(37,144)
Less other intangible assets
(7,683)
(8,510)
(9,353)
(10,219)
(11,135)
Tangible assets
$ 10,274,453
$ 10,283,665
$ 10,281,355
$ 10,232,665
$ 10,317,489
Total stockholders’ equity
$   988,688
$   993,756
$   1,012,308
$   1,013,908
$   1,006,292
Less goodwill
(37,144)
(37,144)
(37,144)
(37,144)
(37,144)
Less other intangible assets
(7,683)
(8,510)
(9,353)
(10,219)
(11,135)
Tangible equity
943,861
948,102
965,811
966,545
958,013
Less
preferred stock
(269,071)
(269,071)
(269,071)
(269,071)
(269,071)
Tangible common
equity
$     674,790
$     679,031
$     696,740
$     697,474
$     688,942
Tangible equity to tangible
assets
9.19%
9.22%
9.39%
9.45%
9.29%
Tangible common equity to tangible
assets
6.57%
6.60%
6.78%
6.82%
6.68%
Non-GAAP Reconciliation
Tangible Common Equity to Tangible Assets and Tangible Equity to Tangible Assets

Add impairment o
Less tax effect on amortization and impairment of intangible
Net income available to common stockholders

19

(in thousands)
1st
Half 18
2Q18
1Q18
4Q17
3Q17
2Q17
Return on Tangible
Common Equity
Average total stockholders’ equity
$ 1,010,355
$ 1,000,856
$ 1,019,961
$ 1,014,368
$ 1,005,462
$ 1,014,267
Less average preferred stock
(269,071)
(269,071)
(269,071)
(269,071)
(269,071)
(269,071)
Less average goodwill
(37,144)
(37,144)
(37,144)
(37,144)
(37,144)
(37,144)
Less average other intangible assets
(8,539)
(8,110)
(8,972)
(9,788)
(10,760)
(11,808)
Average tangible common equity
$   695,601
$   686,531
$   704,774
$   698,365
$   688,487
$   696,244
Net income
$       23,338
$       14,780
$       8,558
$     11,302
$     16,949
$     12,257
Less preferred stock dividends
(10,226)
(5,113)
(5,113)
(5,113)
(5,112)
(5,113)
Add amortization
of intangible assets
1,670
827
843
866
916
1,056
f intangible assets
---
---
---
---
---
---
assets
(351)
(174)
(177)
(303)
(321)
(370)
$       14,431
$       10,320
$       4,111
$       6,752
$      12,432
$       7,830
Return on average equity
4.66%
5.92%
3.40%
4.42%
6.69%
4.85%
Return on average tangible common equity
4.18%
6.03%
2.37%
3.84%
7.16%
4.51%
Effective tax
rate utilized for calculating tax
effect on amortization and impairment of
intangible assets
21.00%
21.00%
21.00%
35.00%
35.00%
35.00%
Non-GAAP Reconciliation
Return on Average Tangible Common Equity